AFL·CIO
HOUSING INVESTMENT TRUST



HIT News

SPRING 2014

COMMUNITY IMPACT
Since 2009

Over 32,000 Jobs Created

UNION CONSTRUCTION JOBS: **18,500**

OTHER COMMUNITY JOBS: **13,700**



more on page 2

CONSTRUCTION COUNTS!

HIT's Construction Jobs Initiative Makes an Impact



The Construction Jobs Initiative – the HIT's union-built stimulus program – is making a significant economic impact on American communities, as seen in the numbers at left. Over $1.6 billion of pension capital invested through this initiative since 2009 has leveraged $3.66 billion of development, with benefits that range from union jobs to local business income to tax revenues.

"In terms of jobs created, affordable housing units built or preserved, economic development and new capital raised, the Construction Jobs Initiative stands out as the most successful investment program in the HIT's history," said the HIT's Lesyllee White, Senior Vice President and Managing Director of Marketing.

Construction-related investments in 65 projects have contributed to the competitive cumulative net returns generated for HIT investors during this period. That combination of prudent investments and job creation has helped attract $310 million of capital from 58 new investors – nearly all from the building trades – since the initiative began five years ago. "We deeply appreciate that support," White said. "We will be seeking additional capital in the period ahead to help us reach our goal of creating 25,000 union construction jobs by the end of next year."

$3.66 Billion
Total Development

HIT INVESTMENT:
$1.63 BILLION

OTHER CAPITAL SOURCES:
$2.03 BILLION



21,276
Housing Units Built or Preserved

65 PROJECTS

30 CITIES

82% OF UNITS ARE AFFORDABLE OR WORKFORCE HOUSING

$91 MILLION FOR PROJECTS IN SAN FRANCISCO, MINNEAPOLIS

Two new HIT investments totaling $91 million will bring affordable housing, development, and jobs to downtown neighborhoods in San Francisco and Minneapolis.

"These investments represent the HIT's commitment to sustainable, mixed-income housing, well-connected to mass transit so that people have better access to jobs and services and community activities," said HIT Executive Vice President and Chief Investment Officer Stephanie H. Wiggins. Work on the two projects will create over 600 jobs for members of the local building and construction trades unions.



101 Polk, San Francisco
Total development cost: $82.8 million
HIT investment: $58 million
Union construction jobs: approx. 350

The 101 Polk project supports San Francisco's goal of revitalizing its Central Market area by providing much-needed residential development that is affordable to people at different income levels. Nineteen of the building's 162 units will be designated as affordable. The neighborhood is undergoing revitalization to take advantage of its transit-rich location and many cultural amenities. With its sustainable and green features, 101 Polk is designed to meet California's GreenPoint Program requirements and is expected to exceed the California Energy Commission's Title 24 requirements.



$2 Billion
Local Income Earned

UNION WAGES:
$893 million

OTHER LOCAL WAGES/ SALARIES:
$561 million

LOCAL BUSINESS INCOME:
$612 million



"We know the HIT will make sure all the work is done union," said Michael Theriault, Secretary-Treasurer of the San Francisco Building and Construction Trades Council. "That means more family-supporting union jobs for our members and more high quality union-built development for the community."



Five 15 on the Park, Minneapolis
Total development cost: $52 million
HIT investment: $33 million
Union construction jobs: approx. 260

Five 15 on the Park will help Minneapolis's Cedar-Riverside community meet the strong demand for affordable rental housing, with 132 of the building's 259 units to be affordable. Plans for ground floor commercial space include a neighborhood community center, child day care center, and healthcare facility. These features, combined with the project's location near mass transit options, make Five 15 on the Park consistent with the goals of the Minneapolis Plan for Sustainable Growth.

"The HIT has been a good friend to the building trades here in Minneapolis through its investments in projects like Five 15 on the Park that are built all-union," said Dan McConnell, Business Manager for the Minneapolis Building and Construction Trades Council. "These HIT-financed projects are creating good jobs for our members while showing the community the value of working union."

COMMUNITY IMPACT
continued

$842 Million
Taxes Paid

LOCAL TAXES:
$222 MILLION

FEDERAL TAXES:
$620 MILLION

Source: Implan, NAHB, HIT

CONTACT US

AFL-CIO Housing Investment Trust

2401 Pennsylvania Ave., NW, Suite 200
Washington, DC 20037
Phone: 202-331-8055
www.aflcio-hit.com

Lesyllee White, Esq.
Senior Vice President &
Managing Director of Marketing
National and Mid-Atlantic Accounts
(202) 467-2546
lwhite@aflcio-hit.com

Paul Sommers
Regional Marketing Director
Midwest Accounts
(937) 604-9681
psommers@aflcio-hit.com

Emily Johnstone
Regional Marketing Director
Western Accounts
(415) 640-5204
ejohnstone@aflcio-hit.com

Kevin Murphy
Regional Marketing Director
Northeast Accounts
(202) 467-2551
kmurphy@aflcio-hit.com

COMPETITIVE RETURNS FOR HIT INVESTORS CONTINUE IN 2014



The HIT's construction- related investments continue to help generate competitive fixed-income returns for HIT investors as 2014 gets underway, according to Chang Suh, HIT's Senior Executive Vice President and Chief Portfolio Manager. Suh expects the multifamily securities market in 2014 to present good investment opportunities for the HIT, with over $90 million already committed for the two new construction transactions shown above. These investments should contribute to the HIT's income advantage and higher credit quality versus its benchmark, while also generating good jobs and affordable housing.

Last year was the HIT's 21st consecutive calendar year of outperforming its benchmark – the Barclays Capital Aggregate Bond Index – on a gross basis, Suh reported. "Fixed-income funds like the HIT were impacted last year by rapid increases in interest rates," he noted. "That made 2013 only the third year in more than three decades with negative investment grade fixed-income returns." He added, "The HIT's gross returns of 2.05% for the first two months of 2014 reversed last year's -1.95% gross return."

In Suh's view, "Fixed-income remains an important asset class for diversified portfolios." This, he said, is due to "low levels of current and expected inflation, as well as the Federal Reserve's commitment to maintain the federal funds rate close to zero as it assesses progress toward its objectives for employment growth and inflation."

A substantial investment pipeline should enable the HIT to add more construction-related assets to the portfolio as the year goes on. "This investment strategy should continue to make the HIT an attractive choice for investors seeking income, high credit quality, and diversification," Suh said. "It should also keep the HIT on track to reach our goal of creating 25,000 union construction jobs by the end of 2015 under our Construction Jobs Initiative."

The HIT's net returns for the 1-, 3-, 5-, and 10-year periods ending February 28, 2014, were -0.43%, 3.60%, 4.66%, and 4.54%, respectively. The performance data quoted represents past performance and is no guarantee of future results. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than the original cost. The HIT's current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HIT's website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 1 of the HIT's current prospectus. Periods over one year are annualized.